                                                                   EXHIBIT 10.2












                       XIONICS DOCUMENT TECHNOLOGIES, INC.

                             1995 STOCK OPTION PLAN
                             ----------------------

                                Table of Contents

1.    Purpose                                                           3

2.    Definitions                                                       3, 4

3.    Term of the Plan                                                  4

4.    Stock Subject to the Plan                                         5

5.    Administration                                                    5

6.    Eligibility                                                       5

7.    Time of Granting Options                                          5

8.    Option Price                                                      6

9.    Option Period                                                     6

10.   Limit on Incentive Option Characterization                        6

11.   Exercise of Option                                                6, 7

12.   Restrictions on Issue of Shares                                   7

13.   Purchase for Investment; Subsequent Registration                  7, 8

14.   Withholding; Notice of Disposition of Stock
      Prior to Expiration Of Specified Holding Period                   8

15.   Termination of Association with the Company                       9

16.   Transferability of Options                                        9

17.   Adjustment of Number of Option Shares                             9, 10

18.   Reservation of Stock                                             10

19.   Limitation of Rights in Stock;
      No Special Employment or Other Rights                            10

20.   Termination and Amendment                                        11

21.   Notices and Other Communications                                 11











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


22.   Governing Law                                                    11


                       XIONICS DOCUMENT TECHNOLOGIES, INC.

                             1995 STOCK OPTION PLAN
                             ----------------------


1.    PURPOSE

      This Plan is intended to encourage ownership of Stock by employees and directors of and consultants to the Company and its Affiliates and to provide additional incentives for them to promote the success of the Company's business. The Plan is intended to be an incentive stock option plan within the meaning of
Section 422 of the Code but not all Options granted hereunder are required to be Incentive Options.

2.    DEFINITIONS

      As used in this Plan the following terms shall have the following meanings:

      2.1. AFFILIATE means a parent or subsidiary corporation of the Company, as defined in Sections 424 (e) and (f), respectively, of the Code.

      2.2.  BOARD means the Company's Board of Directors.

      2.3.  CODE means the federal Internal Revenue Code of 1986, as amended.

      2.4. COMMITTEE means a committee the members of which have been appointed by the Board to serve from time to time at its pleasure and delegated the responsibility for the administration of the Plan, as provided in Section 5 of the Plan. For any period during which no such committee is in existence all authority and responsibility assigned the Committee under the Plan shall be exercised, if at all, by the Board.

      2.5. COMPANY means Xionics Document Technologies, Inc., a corporation organized under the laws of the State of Delaware.

      2.6. EMPLOYMENT AGREEMENT means an agreement, if any, between the Company and the Optionee, setting forth, INTER ALIA, conditions and restrictions upon transfer of shares of Stock.

      2.7. FAIR MARKET VALUE means the value of a share of Stock on any date as determined by the Committee.

      2.8. Grant Date means the date as of which an Option is granted, as determined under Section 7.











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


      2.9. Incentive Option means an Option which by its terms is to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

      2.10. Nonstatutory Option means any Option that is not an Incentive
            Option.

      2.11. Option means an option to purchase shares of Stock granted under the Plan.

      2.12. Option Agreement means an agreement between the Company and an Optionee, setting forth the terms and conditions of an Option.

      2.13. Option Price means the price paid by an Optionee for a share of stock upon exercise of an Option.

      2.14. Optionee means a person eligible to receive an Option, as provided in Section 6, to whom an Option shall have been granted under the Plan.

      2.15. Plan means this 1995 Stock Option Plan of the Company, as amended from time to time.

      2.16. Stock means Common Stock, par value $.01 per share, of the Company.

      2.17. Shareholders Agreement means the agreement between the Company and certain shareholders, setting forth, inter alia, certain restrictions upon the transfer of shares of Stock.

      2.18. Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422 (b) (6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Affiliate). Whether a person is Ten Percent Owner shall be determined with respect to each Option based on the facts existing immediately prior to the Grant Date of such Option.

      2.19. Vesting Year for any portion of any Incentive Option means the calendar year in which that portion of the Option first becomes exercisable.

3.    TERM OF THE PLAN

      Options may be granted hereunder at the time in the period commencing on the approval of the Plan by the Board and ending on the tenth anniversary of the earlier of the adoption of the Plan by the Board or approval of the Plan by the Company's shareholders.







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


4.    STOCK SUBJECT TO THE PLAN

      At no time shall the number of shares of Stock then outstanding which are attributable to the exercise of Options granted under the Plan, plus the number of shares then issuable upon exercise of outstanding Options granted under the plan, exceed 1,725,000 shares, subject, however, to the provisions of Section 17 of the Plan. Shares to be issued upon the exercise of Options granted under the Plan may be either authorized but unissued shares or shares held by the Company in its treasury. If any Option expires or terminates for any reason without having been exercised in full, the shares not purchased thereunder shall again be available for Options thereafter to be granted.

5.    ADMINISTRATION

      The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making the following determinations with respect to each Option to be granted by the Company: (a) the employee, director or consultant to receive the Option; (b) whether the Option (if granted to an employee) will be an Incentive Option or Nonstatutory Option; (c) the time of granting the Option; (d) the number of shares subject to the Option; (e) the Option Price; (f) the Option period; (g) the Option exercise date or dates; and
(h) the effect of termination of employment or other association with the Company and its affiliates on the subsequent exercisability of the Option. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, directors, and consultants, their present and potential contributions to the success of the Company and its subsidiaries, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan (including Section 20), the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option determine the terms and provisions of the respective Option Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to in this Section 5 shall be conclusive.

6.    ELIGIBILITY

      Options may be granted under the Plan to any one or more of the employees and directors of and consultants to one or more of the Company or an Affiliate.

7.    TIME OF GRANTING OPTIONS

      The granting of an Option shall take place at the time specified in the Option Agreement. Only if expressly so provided in the Option Agreement shall the Grant Date be the date on which an Option Agreement shall have been duly executed and delivered by the Company and the Optionee.

8.    OPTION PRICE

      The Option Price under each Incentive Option shall be not less than 100% of the Fair Market Value of Stock on the Grant Date, not less than 110% of the Fair Market Value of Stock on Grant Date if the Optionee is a Ten Percent Owner. The Option Price under each Nonstatutory Option shall not be so limited solely by reason of this Section 8.

9.    OPTION PERIOD

      No Incentive Option may be exercised later than the tenth anniversary of the Grant Date, or not later than the fifth anniversary of the Grant Date, if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section 9. An Option may become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may accelerate the exercisability of such Option in whole or in part at any time, provided the acceleration of the exercisability of any Incentive Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code.

10.   LIMIT ON INCENTIVE OPTION CHARACTERIZATION

      No Incentive Option shall be considered an Incentive Option to the extent pursuant to its terms it would permit the Optionee to purchase for the first time in any Vesting Year under that Incentive Option more than number of shares of Stock calculated by dividing the current limit by the Option Price. The current limit for any Optionee for any Vesting Year shall be $100,000 minus the aggregate Fair Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the Vesting Year under each other Incentive Option granted to the Optionee under the Plan after, 1995 and each other incentive stock option granted to the Optionee after, 1995 under any other incentive stock option plan of the Company and its Affiliates.

11.   EXERCISE OF OPTION

      An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 21 specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash, or certified or bank check payable to the order of the Company in an amount equal to the option price of the shares to be purchased or, if the Committee had so authorized on the grant of any particular Option hereunder (and subject such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company) by delivery of that number of shares of Stock having a fair market value equal to the option price of the shares to be purchased. Receipt by the Company of such notice and payment shall constitute the exercise of the Option. Within 30 days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his/her agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable.

12.   RESTRICTIONS ON ISSUE OF SHARES

      12.1. Notwithstanding any other provision of the Plan, if, at any time, in the reasonable opinion of the Company the issuance of shares of Stock covered by the exercise of any Option may constitute a violation of law, then the Company may delay such issuance and delivery of certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation, and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

      (a) the shares with respect to which such Option has been exercised are at the time of the issue of such shares effectively registered under the Securities Act of 1933, as amended (the "Securities Act"); or

      (b) a no-action letter in form and substance reasonably satisfactory to the Company with respect to the issuance of such shares shall have been obtained by the Company from the Securities and Exchange Commission.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

      12.2. Each certificate representing shares issued upon the exercise of an Option will bear restrictive legends which may refer to this Plan and to applicable restrictions under the Shareholders Agreement and Employment Agreement.

13.   PURCHASE FOR INVESTMENT; SUBSEQUENT REGISTRATION

      13.1. Unless the shares to be issued upon exercise of an Option granted under the Plan have been effectively registered under the Securities Act, the Company shall be under no obligation to issue any shares covered by any Option unless the person who exercises such Option, in whole or in part, shall give a written representation to the Company which is satisfactory in form and substance to its counsel and upon which the Company may re reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the Option as an investment and not with a view to, or for sale in connection with, the distribution of any such shares.

      13.2. Each share of Stock issued pursuant to the exercise of an Option granted pursuant to this Plan may bear a reference to the investment representation made in accordance with this Section 13 and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to said Stock.









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


      13.3. If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any shares with respect to which an Option shall have been granted, or to qualify any such shares for exemption from the Securities Act or applicable statutes, then the Company shall take such action at its own expense. The Company may require from each Option holder, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

      13.4. Whenever shares are to be issued in satisfaction of an Option granted hereunder, the Company shall have the right to require the Optionee (a) to execute and deliver and otherwise become a party to the Shareholders Agreement in respect of such shares, or (b) to grant the Company a right of first refusal before any sale or other disposition of such shares by the Optionee on commercially customary terms and conditions.

14. WITHHOLDING; NOTICE OF DISPOSITION OF STOCK PRIOR TO EXPIRATION OF SPECIFIED HOLDING PERIOD

      14.1. Whenever shares are to be issued in satisfaction of an Option granted hereunder, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares.

      14.2. The Company may require as a condition to the issuance of shares covered by any Incentive Option that the party exercising such Option give a written representation to the Company which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she will report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422 (a) (1) of the Code. If and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements, and the Company may require as a condition to the issuance of shared covered by an Incentive Option that the party exercising such option give a satisfactory written representation promising to make such a remittance.

15.   TERMINATION OF ASSOCIATION WITH THE COMPANY

      Unless the Committee shall provide otherwise in the grant of a particular Option under the Plan, the Option shall cease to be exercisable in any respect 90 days after the Optionee's employment or other association with the Company is terminated, whether voluntarily or otherwise, and shall be exercisable within such 90 day period only to the extent exercisable on the date of such termination. Military or sick leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of 90 days or the period during which the absent Optionee's reemployment rights, if any, are guaranteed by statute or by contract.

16.   TRANSFERABILITY OF OPTIONS

      Options shall not be transferable, otherwise than by will or the laws of descent and distribution, and may be exercised during the life of the Optionee only by the Optionee.

17.   ADJUSTMENT OF NUMBER OF OPTION SHARES

      17.1. In the event of any stock dividend payable in Stock or any split-up or contraction in the number of shares of Stock after the date of the Option Agreement and prior to the exercise in full of the Option, the number of shares subject to such Option Agreement and price to be paid for each share subject to the Option shall be proportionately adjusted.

      17.2. In the event of any reclassification or change of outstanding shares of Stock, shares of stock or other securities equivalent in kind and value to those shares an Optionee would have received if he or she had held the full number of shares of Stock subject to the Option immediately prior to such reclassification or change and had continued to hold those shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the Option shall thereupon be subject to the Option.

      17.3. Subject to the remainder of this Section 17.3, in the event of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, shares of stock or other securities equivalent in kind and value to those shares and other securities an Optionee would have received if he or she had held the full number of shares of Stock remaining subject to the Option immediately prior such consolidation, merger, sale or conveyance and had continued to hold those shares (together with all other shares, stock, and securities thereafter issued in respect thereof) to the time of the exercise of the Option shall thereupon be subject to the Option. However, except to the extent any Option Agreement shall provide different or additional terms, in any such transaction the Committee, in its discretion, may provide instead that any outstanding Option shall terminate, to the extent not exercised by the

Optionee prior to termination, as of the date of the transaction, in consideration of the Company's payment to the Optionee of an amount of cash equal to the difference between the aggregate Fair Market Value of the shares of Stock for which the Option id then exercisable and the aggregate exercise price for such shares under the Option.

      17.4. Upon dissolution or liquidation of the Company, the Option shall terminate, but the Optionee (if at the time in the employ of or otherwise associated with the Company or any of its Affiliates) shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent exercisable on the date of such dissolution or liquidation.

      17.5. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by the Option shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. In the event of changes in the outstanding Stock by reason of any stock dividend, split-up, contraction, reclassification, or change of outstanding shares of Stock of the nature contemplated by this Section 17, the number of shares of Stock available for the purpose of the Plan as stated in Section 4 shall be correspondingly adjusted.

18.   RESERVATION OF STOCK

      The Company shall at all times during the term of the Plan and any outstanding Options granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and such Options and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

19.   LIMITATION OF RIGHTS IN STOCK;
      NO SPECIAL EMPLOYMENT OR OTHER RIGHTS

      The Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock covered by an Option, except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to the Optionee or his agent. Nothing contained in the Plan or in any Option shall confer upon any Optionee any right with respect to the continuation of his or her employment to other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment of consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

20.   TERMINATION AND AMENDMENT; NOTICE

      The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. No termination or amendment of the Plan may, without the consent of the Optionee to whom any Option shall theretofore have been granted, adversely affect the rights of such Optionee under such Option.

      The Committee shall similarly have the right to terminate or amend any Option outstanding on the date of any such action, provided, however, that any amended Option shall remain consistent with all applicable terms of the Plan, and provided, further, however, that no termination or amendment of an outstanding Option shall adversely affect the rights of the Optionee under such Option without the consent of the Optionee.

      The Committee shall give prompt notice to any Optionee of any amendment to the Plan, and the occurrence of any event that would trigger rights with respect to any Options granted under the Plan, including the occurrence of any "Disposition" or any "IPO", as those terms are defined in certain option agreements governing Options.

21.   NOTICES AND OTHER COMMUNICATIONS

      All notices and other communications required or permitted under the Plan shall be effective if in writing and if delivered or sent by certified or registered mail, return receipt requested (a) if to the Optionee, at his or her residence address last filed with the Company, and (b) if to the Company, at 70 Blanchard Road, Burlington, MA 01803, Attention: Chief Executive Officer or to such other persons or addresses as the Optionee or the Company may specify by written notice to the other from time to time.

22.   GOVERNING LAW

      This Plan shall be interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts.

                       XIONICS DOCUMENT TECHNOLOGIES, INC.

                             STOCK OPTION AGREEMENT

                                  (TIME VESTED)

      AGREEMENT dated this <<Day>>th day of <<Month>>, <<Year>>, between Xionics Document Technologies, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), and the individual identified below, residing at the address there set out (the "Optionee").

      1. GRANT OF OPTION. Pursuant to the Company's 1995 Stock Option Plan as attached hereto as EXHIBIT A (the "Plan"), the Company grants to the Optionee an option (the "Option") to purchase from the Company all or any part of a total of
<<Shares>>shares (the "Optioned Shares") of the Company's Common Stock, par
value $.01 per share (the "Stock"), at a price of TWENTY cents per share. This Option is granted as of the date hereof.

      2. CHARACTER OF OPTION. This Option is intended to be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

      3. DURATION OF OPTION. This Option shall expire on the earlier of (a) the tenth anniversary of the date of this Agreement, or (b) the ninetieth
(90th) day following the Optionee's termination of the employment or other association with the Company and its Affiliates for any reason.

      4. EXERCISE OF OPTION. Optioned Shares shall become available for purchase under this Option in the following equal installments:

      (a) one installment of <<Option_A>> Optioned Shares, available from and after the date of this Agreement,

      (b) 14 installments of <<Option_B>> Optioned Shares each, one such installment available from and after the first day of each calendar quarter to begin subsequent to the date of this Agreement, and

      (c) one installment of <<Option_C>> Optioned Shares available from and after the first day of the calendar quarter to begin subsequent to the last quarter for which shares become available pursuant to clause (b) above;

PROVIDED, HOWEVER, that each installment of Optioned Shares that has not yet become available for purchase under Sections 4(b) and (c) hereof shall become immediately available for purchase hereunder upon closing of a Disposition or an IPO (as each such term is defined in EXHIBIT B hereto); PROVIDED, FURTHER, that after termination of the Optionee's employment or other association with the Company no additional installments of the Optioned Shares shall become available for purchase. Until its expiration, exercise of this Option at any time may be for any number of Optioned Shares then available for purchase under this Option and shall be effected in the manner specified in Section 11 of the Plan.

      5. TRANSFER OF OPTIONS. This Option may not be transferred except by will or the laws of descent and distribution, and, during the lifetime of the Optionee, may be exercised only by the Optionee.

      6. INCORPORATION OF PLAN TERMS. This Option is granted subject to all of the applicable terms and provisions of the Plan, including but not limited to the limitations on the Company's obligation to deliver Optioned Shares upon exercise set forth in Section 12 (RESTRICTIONS ON ISSUE OF SHARES), Section 13 (PURCHASE FOR INVESTMENT; SUBSEQUENT REGISTRATION), and Section 14 (WITHHOLDING NOTICE OF DISPOSITION OF STOCK PRIOR TO EXPIRATION OF SPECIFIED HOLDING PERIOD).

      7. MISCELLANEOUS. This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of any successor or assign of the Company and any executor, administrator, trustee, guardian, or other legal representative of the Optionee.

      IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.



XIONICS DOCUMENT TECHNOLOGIES, INC.

By: Robert E. Gilkes

                                           -------------------------------------
                                           Optionee:  <<FirstName>> <<LastName>>



Title: Chief Executive Office Optionee's   Address:
       ---------------------------------
                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

                       XIONICS DOCUMENT TECHNOLOGIES, INC.

                             STOCK OPTION AGREEMENT

                                  (TIME VESTED)

      AGREEMENT dated this <<Day>> of <<Month>>, <<Year>>, between Xionics Document Technologies, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), and the individual identified below, residing at the address there set out (the "Optionee").

      1. GRANT OF OPTION. Pursuant to the Company's 1996 Stock Option Plan as attached hereto as EXHIBIT A (the "Plan"), the Company grants to the Optionee an option (the "Option") to purchase from the Company all or any part of a total of
<<Shares>> shares (the "Optioned Shares") of the Company's Common Stock, par
value $.01 per share (the "Stock"), at a price of SIXTY-SEVEN AND ONE-HALF cents per share. This Option is granted as of the date hereof.

      2. CHARACTER OF OPTION. This Option is intended to be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

      3. DURATION OF OPTION. This Option shall expire on the earlier of (a) the tenth anniversary of the date of this Agreement, or (b) the ninetieth
(90th) day following the Optionee's termination of the employment or other association with the Company and its Affiliates for any reason.

      4. EXERCISE OF OPTION. Optioned Shares shall become available for purchase under this Option in sixteen (16) equal installments of
<<Option_A>>Optioned Shares each, one such installment available from and after the first day of each of the sixteen (16) consecutive calendar quarters beginning subsequent to the date of this Agreement;

PROVIDED, HOWEVER, that after termination of the Optionee's employment or other association with the Company no additional installments of the Optioned Shares shall become available for purchase. Until its expiration, exercise of this Option at any time may be for any number of Optioned Shares then available for purchase under this Option and shall be effected in the manner specified in
Section 11 of the Plan.

      5. TRANSFER OF OPTIONS. This Option may not be transferred except by will or the laws of descent and distribution, and, during the lifetime of the Optionee, may be exercised only by the Optionee.

      6. INCORPORATION OF PLAN TERMS. This Option is granted subject to all of the applicable terms and provisions of the Plan, including but not limited to the limitations on the Company's obligation to deliver Optioned Shares upon exercise set forth in Section 12 (RESTRICTIONS ON ISSUE OF SHARES), Section 13 (PURCHASE FOR INVESTMENT; SUBSEQUENT REGISTRATION), and Section 14 (WITHHOLDING NOTICE OF DISPOSITION OF STOCK PRIOR TO EXPIRATION OF SPECIFIED HOLDING PERIOD).

      7. MISCELLANEOUS. This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of any successor or assign of the Company and any executor, administrator, trustee, guardian, or other legal representative of the Optionee.

      IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.

XIONICS DOCUMENT TECHNOLOGIES, INC.

By:  Robert E. Gilkes

                                          ------------------------------------
                                          Optionee: <<FirstName>> <<LastName>>


Title:  Chief Executive Officer           Optionee's Address:
        -----------------------
                                          ------------------------------------

                                          ------------------------------------

                                          ------------------------------------








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